UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




     Date of Report                                                April 1, 2003



                                 SURGICARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                  001-16587                58-1597246
  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)



                         12727 Kimberly Lane, Suite 200
                              HOUSTON, TEXAS 77024
                    (Address of principal executive offices)

                                 (713) 973-6675
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.                   Description of Document
-----------       --------------------------------------------------------------
   99.1           Press release dated March 31, 2003.  SurgiCare, Inc. reports fourth quarter and fiscal 2002 financial results.

   99.2           Fourth quarter and fiscal 2002 teleconference script.


ITEM 9.   Regulation FD Disclosure

As required to be filed under new Item 12 - Earnings Releases:

On March 31, 2003, SurgiCare, Inc. issued a press release which reported its fourth quarter and fiscal 2002 financial results. The press release is attached as Exhibit 99.1.

On March 31, 2003, SurgiCare, Inc. hosted a conference call to discuss 2002 results and the company's 2003 outlook. The teleconference script is attached as
Exhibit 99.2.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SURGICARE, INC.



Date:  April 1, 2003                           By:   /s/  Phil Scott
                                                     ---------------------------
                                                     Phil Scott
                                                     Chief Financial Officer




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